EXHIBIT 4.1


                               Form of Certificate
                        Representing Class A Common Stock

                      [LOGO OF FIRST ADVANTAGE CORPORATION]
                           FIRST ADVANTAGE CORPORATION

CLASS A COMMON STOCK                                       CLASS A COMMON STOCK
      NUMBER                                                      SHARES
    [_______]                                                   [_______]





                                                          See Reverse Side For
                                                          Certain Definitions

                                                          CUSIP 31845F 10 0

           This certifies that_________________________________is the owner of
[____________________] FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE OF THE CLASS A COMMON STOCK OF
------------------------FIRST ADVANTAGE CORPORATION-----------------------------

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

           IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signature of its duly authorized officers.

Dated:


-------------------------------                 --------------------------------
  [Assistant Secretary]                             [Chief Executive Officer]


Countersigned and Registered:

WELLS FARGO BANK MINNESOTA, N.A.
Transfer Agent And Registrar



-------------------------------
Authorized Signature

           The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM- as tenants in common       UTMA ______ Custodian  ______ (Minor)
       TEN ENT- as tenants by entireties   under Uniform Transfer to
       JT TEN-  as joint tenants with      Minors Act ____ (State)
                right of survivorship
                and not as tenants in
                common


     Additional abbreviations may also be used though not in the above list.
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For value received, _______________________________________________ hereby sell, assign and transfer unto (please insert social security or other identifying number of Assignee) ____________________________________________________________
(please print or typewrite name and address including postal zip code of Assignee) ______________________________________________________________________
________________________________________________________________________________
_______________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:___________________________


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NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


       SIGNATURE GUARANTEED

       ALL GUARANTEES MUST BE MADE BY A FINANCIAL
       INSTITUTION (S9CU AS A BANK OR BROKER) WHICH IS
       A PARTICIPANT IN THE SECURITIES TRANSFER
       AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW
       YORK STOCK EXCHANGE INC. MEDALLION
       SIGNATURE PROGRAM ("MSP"), OR THE STOCK
       EXCHANGE MEDALLION PROGRAM ("SEMP") AND
       MUST NOT BE DATED.  GUARANTEES BY A NOTARY
       PUBLIC ARE NOT ACCEPTABLE.

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